Provisions for other liabilities and charges and contingent liabilities - Disclosure of contingent liabilities in business combination (Details) - Discuva Limited - GBP (£) £ in Thousands	Dec. 31, 2019	Jan. 31, 2019
Disclosure of contingent liabilities [line items]
Estimated assumed contingent liabilities	£ 1,855	£ 1,700
1% lower discount rate	1,927
1% higher discount rate	1,791
10% lower probability of success	1,635
10% higher probability of success	£ 2,057